                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 4)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2012

                            THE X-CHANGE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                     002-41703                   90-0156146
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

12655 North Central Expressway, Suite 1000, Dallas TX               75243
     (Address of Principal Executive Office)                     (Zip Code)

                                 (972) 386-7350
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 10, 2012, The X-Change Corporation through it's wholly owned subsidiary,
Cress Oil and Natural Gas Company (the "Company") entered into an Agreement (the
"Agreement") with Diverse Energy Investments, LLC ("Diverse"). As part of the
Agreement, the Company is acquiring from Diverse approximately 15,000 next acres of mineral interests in Roosevelt and Daniels Counties, Montana in return for the payment of approximately $8.812,500..

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

10.18*          Purchase and Sale Agreement with Diverse Energy Investments, LLC

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*  filed herewith

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2012

THE X-CHANGE CORPORATION

By: /s/ R. Wayne Duke
   ----------------------------------
Name:  R. Wayne Duke
Title: Vice President

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